UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

ALPHAONE
CAPITAL PARTNERS

AlphaOne Small Cap Opportunities Fund
(formerly, AlphaOne Micro Cap Equity Fund)

Annual Report

October 31, 2016

Investments Adviser:
AlphaOne Investment Services, LLC

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-4-ALPHAONE; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016 (Unaudited)

Dear Shareholders:

“Two by two they came into the boat, representing every living thing that breathes.”

Over the past 12 months, the AlphaOne Small Cap Opportunities Fund has returned a -0.69% (I Class Shares) (AOMCX) and -0.79% (Investor Class Shares) (AOMAX) versus the Russell 2000 Index return of 4.11%. It may seem a little bit odd to begin an investment letter quoting from the Good Book, but like Noah who offered refuge to all animals, big or small, our economic Ark seems populated by data dominated by the number two. That isn’t to say all economic data that measure growth is exactly two percent (2%), but rather, most economic data centers around two percent. To wit, the following:

Starting with our broadest measure of the domestic economy, GDP, we have estimates for the third quarter of about 2% from the Federal Reserve Bank of Atlanta. For 2017, a little higher rate for US GDP is estimated by the OECD. Modest spending on capital equipment, modest spending by consumer and modest government expenditures all seem to be signaling a modest continued expansion of GDP for the foreseeable future. Inflation, as measured by personal consumption expenditure (PCE), is around 2%. Inflation, as measured by CPI-U, ex food and energy, was 2.3% for the prior 12-month period ended August 2016. Forward estimates for inflation suggest more of the same, unless both healthcare and energy costs (15-20% of CPI-U) rise at the same time. Corporate revenue growth is slowing to 2%. The reduction in pace of corporate revenue seems reasonable given the duration of our domestic expansion, but more so from the reduction in GDP elsewhere in the world. Average hourly earnings (AHE) are up 2.6% according to the Federal Reserve Bank of St. Louis. This increase hasn’t really changed over the past year. It is sufficient, however, to maintain 2% real consumer spending, ex-food, gas, and auto sales. And it helps to maintain 2% growth in consumer net worth. Not surprisingly, all of this duality can manifest itself in an average of around 2% in the longer part of the yield curve as the market begins to accept these numbers as an economic certainty.

With the above data, it seems our economic boat is buoyed by just enough growth to push forward, but maybe not enough to affect inflation or stimulate acceleration in corporate profits or wages. The election of Donald Trump, however, as our next President may push forward a growth agenda that could increase inflation, economic growth, and interest rates.

This outcome may force investors to ask what is a reasonable range of earnings multiples to apply to our market (in the case of your portfolio, we are using the Russell 2000 (R2)). There exist a wide range of earnings estimates for the R2 in 2017. Historically, we have used the data supplied by Baseline as our keystone by which we then adjust to fit our earnings estimates (by company and the R2). Baseline estimates 2016 and 2017 earnings for the R2 at $44 and $54, respectively. The earnings increase comes from 4% revenue growth. Add in a touch of operating leverage and share repurchase and you certainly can derive a boost in earnings next year. However, we think revenue growth is more likely to be closer to 2% (see above). With slower revenue growth, we think earnings growth for the R2 in 2017 is probably closer to 5-7%. The last time the R2 earnings growth year-over-year was broadly 5-10% (2012-14), the range of earnings multiples were 16-26 times on a forward twelve month basis (FTM). If we apply these ranges to our approximately $47-48 2017 R2EPS estimate, the resulting R2 range is 750-1250. Certainly an investor could drive the proverbial truck through this valuation range. If we take the mid-point, we get an R2 value around 1100. This is to suggest a floor on valuation, not a ceiling.

This valuation could be pushed higher if we get either an increase in interest rates to help bank earnings grow slightly faster from 10% to 12% and/or maintenance in energy prices to reduce their drag on R2 earnings from a decline in earnings of 25%+ to a contribution could push my earnings estimate to north of $50. Applying the same mid-point earnings multiple to the R2 then suggests 1150 as a fair value point for the R2. Assuming fair value is 10% on either side of the mid-point, which is of course open to debate, gives us a range for the R2 of 1000-1300. We believe the R2 is fairly valued on 2017 EPS estimates.

Yet, if a Republican congress and a pro-business President are able to legislate a reduction in corporate tax rates, the potential earnings power of the R2 in the year following the legislation (we are assuming the first full year will be 2018)

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016 (Unaudited)

could be $75 versus $64 (using Baseline EPS estimate) assuming a 35% tax rate, today, and 25%, in the future. Thus, the R2 could be considered undervalued on 2018 potential earnings on an earnings multiple range of 18-21 times on a FTM basis using a modified cyclically adjusted price-to-earnings ratio (“CAPE”) multiple and adjusting for expected higher long-term rates.

Contributing to the strong R2 performance was a combination of companies with the following characteristics: unprofitable, high or non-existent ROE, and low market cap. This type of low quality market is usually seen after bear markets or mid-cycle corrections. Therefore, the performance seems appropriate given the February low was approximately 25% lower than the prior R2 peak in June 2015. The recovery off the low through the end of October was nearly 30%. In quarters following this large price recovery, the R2 has historically moved from low quality to higher quality shares.

Historically, quality names or names companies with low levels of debt on their balance sheet with current quarter earnings, within the R2 tend to outperform the index in any given quarter except for recovery quarters. And in those quarters when lower quality names outperform the percentage difference between high quality and low quality is usually 10%. However, during 3Q16, the difference was closer to 20%. This wide divergence in performance and valuation is what leads us to believe we can find quality names at reasonable valuations. Hopefully, good stock selection will aid performance going forward just as the anchor from low exposure to low quality names begins to abate.

We thank you for your continued support in our efforts to provide risk-adjusted returns above the benchmark.

Sincerely,

Daniel Goldfarb, CFA

Sr. Portfolio Manager

The above commentary represents management’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Indices are unmanaged and one cannot directly invest in an index.

Indices are unmanaged and do not include the effect of fees. Index performance does not reflect nor predict the funds’ performance. One cannot invest directly in an index.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-855-4-ALPHAONE. Gross Expenses for AlphaOne Small Cap Opportunities Fund Investor Shares are 1.55% and 1.30% for I Shares. The Net Expenses are 1.55% for Investor Shares and 1.30% for I Shares. Contractual fee waivers to the net expenses are in effect until April 1, 2017. Any additional waivers are voluntary and can be discontinued at any time. The expense ratio does not reflect the ability of the Adviser to recover all or a portion of prior waivers, which would result in higher expenses for the investor. This option is available contractually to the Adviser until April 1, 2017. In the absence of current fee waivers total return would be reduced. Returns do not reflect the effect of a 2.00% redemption fee which is incurred on shares held less than 90 days.

Definition of the Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization. CBOE Volatility Index (ticker: VIX) is a popular measure of the implied volatility of S&P 500 index options: the VIX is calculated by the Chicago Board Options Exchange (CBOE).

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the AlphaOne Small Cap Opportunities Fund, I Class Shares, versus the Russell 2000 Index

	Average Annual Total Return For The Periods Ended October 31, 2016*
	One Year Return	3 Years Return	5 Year Return	Annualized Inception to Date**
I Class Shares	-0.69%	4.97%	11.38%	8.20%
Investor Class Shares	-0.79%	4.78%	11.13%	7.97%
Russell 2000 Index	4.11%	4.12%	11.51%	7.86%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on March 31, 2011.

† The graph is based on only I Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

Sector Weightings* (unaudited)

* Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.3%†
	Shares	Value

CONSUMER DISCRETIONARY — 7.8%
Entravision Communications, Cl A	318,223	$2,132,094
Ethan Allen Interiors	74,521	2,287,795
Hibbett Sports*	44,219	1,717,908
Kirkland’s*	134,643	1,643,991
Movado Group	95,134	2,097,705

		9,879,493

ENERGY — 4.5%
Natural Gas Services Group*	85,819	1,862,272
Panhandle Oil and Gas, Cl A	105,667	1,902,006
RPC	116,456	2,011,195

		5,775,473

FINANCIALS — 30.1%
Banner	50,603	2,284,220
Bryn Mawr Bank	61,870	1,942,718
Cascade Bancorp*	109,917	671,593
Columbia Banking System	58,600	1,934,972
CU Bancorp*	63,831	1,500,029
Enterprise Financial Services	92,364	3,057,249
Financial Institutions	78,078	2,096,394
Flushing Financial	70,295	1,505,719
Heritage Financial	129,231	2,377,850
National Commerce*	66,821	1,891,034
OceanFirst Financial	100,756	2,083,634
Pacific Continental	137,008	2,349,687
PacWest Bancorp	49,383	2,142,728
Park Sterling	249,733	2,150,201
Pinnacle Financial Partners	23,997	1,238,245
Renasant	76,277	2,573,586
Sterling Bancorp	99,565	1,792,170
Sun Bancorp	76,595	1,761,685
United Financial Bancorp	48,200	709,022
WSFS Financial	69,143	2,423,462

		38,486,198

	Shares	Value

HEALTH CARE — 14.6%
AMAG Pharmaceuticals*	32,845	$844,116
Cambrex*	43,754	1,763,286
Cardiome Pharma*	344,403	950,552
Cross Country Healthcare*	193,665	2,163,238
HealthStream*	84,690	2,284,089
Invacare	199,306	1,823,650
Natus Medical*	59,761	2,351,595
Supernus Pharmaceuticals*	130,052	2,575,030
US Physical Therapy	28,085	1,598,037
Vascular Solutions*	51,108	2,330,525

		18,684,118

INDUSTRIALS — 27.6%
Altra Industrial Motion	58,701	1,731,679
AZZ	39,789	2,118,764
CECO Environmental	222,205	2,199,829
CRA International	95,229	2,965,431
Exponent	33,181	1,899,612
Federal Signal	139,945	1,718,525
GP Strategies*	94,353	2,439,025
Hurco	66,133	1,732,685
Insteel Industries	75,211	2,023,176
Kadant	25,765	1,330,762
Knight Transportation	56,444	1,650,987
Lydall*	45,532	2,128,621
Marten Transport	86,740	1,778,170
Multi-Color	34,258	2,224,201
NN	86,920	1,534,138
Old Dominion Freight Line*	20,395	1,523,099
On Assignment*	59,356	2,042,440
SP Plus*	59,079	1,488,791
Sterling Construction*	102,900	749,112

		35,279,047

INFORMATION TECHNOLOGY — 9.7%
CalAmp*	168,751	2,180,263
GTT Communications*	121,167	2,726,258
Inphi*	62,832	2,331,067
NeoPhotonics*	161,227	2,257,178
Novanta*	161,578	2,819,536

		12,314,302

Total Common Stock (Cost $105,599,594)		120,418,631

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

SHORT-TERM INVESTMENT — 6.1%
	Shares	Value

BlackRock Liquidity Funds T-Fund Portfolio, 0.190% (A) (Cost $7,823,141)	7,823,141	$7,823,141

Total Investments — 100.4% (Cost $113,422,735)		$128,241,772

Percentages are based on Net Assets of $127,749,749.
*		Non-income producing security.
(A)		The rate reported is the 7-day effective yield as of October 31, 2016.
†		More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
Cl	–	Class

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. During the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $113,422,735)	$128,241,772
Receivable for Investment Securities Sold	71,656
Dividends and Income Receivable	33,489
Receivable for Capital Shares Sold	10,000
Prepaid Expenses	12,651

Total Assets	128,369,568

Liabilities:
Payable for Investment Securities Purchased	433,534
Payable due to Investment Adviser	109,932
Payable due to Administrator	12,093
Payable due to Trustees	3,942
Chief Compliance Officer Fees Payable	2,219
Payable for Distribution Fees — Investor Class Shares	185
Other Accrued Expenses	57,914

Total Liabilities	619,819

Net Assets	$127,749,749

NET ASSETS CONSIST OF:
Paid-in Capital	$109,687,970
Accumulated Net Investment Loss	(363,793)
Accumulated Net Realized Gain on Investments	3,606,535
Net Unrealized Appreciation on Investments	14,819,037

Net Assets	$127,749,749

I Class Shares
Net Assets	$127,013,149
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,216,094

Net Asset Value, Offering and Redemption Price Per Share*	$11.32

Investor Class Shares
Net Assets	$736,600
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	65,849

Net Asset Value, Offering and Redemption Price Per Share*	$11.19

*	Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENT OF OPERATIONS
Investment Income
Dividends	$1,314,931
Income from Securities Lending	44,812

Total Investment Income	1,359,743

Expenses
Investment Advisory Fees	1,321,661
Administration Fees	145,384
Trustees’ Fees	15,968
Chief Compliance Officer Fees	6,236
Distribution Fees — Investor Class Shares	2,479
Transfer Agent Fees	96,579
Legal Fees	37,221
Registration and Filing Fees	35,222
Audit Fees	21,536
Printing Fees	16,691
Custodian Fees	10,287
Other Expenses	14,332

Total Expenses	1,723,596

Fees Paid Indirectly	(60)

Net Expenses	1,723,536

Net Investment Loss	(363,793)

Net Realized Gain on Investments	3,817,939

Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,826,313)

Net Realized and Unrealized Loss on Investments	(1,008,374)

Net Decrease in Net Assets Resulting from Operations	$(1,372,167)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(363,793)	$(527,770)
Net Realized Gain on Investments	3,817,939	11,136,428
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,826,313)	2,645,509

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,372,167)	13,254,167

Dividends and Distributions:
Net Realized Gains:
I Class Shares	(9,670,949)	(14,547,870)
Investor Class Shares	(73,963)	(72,488)

Total Dividends and Distributions	(9,744,912)	(14,620,358)

Capital Share Transactions:
I Class Shares:
Issued	3,866,623	4,330,381
Reinvestment of Dividends	8,071,122	12,203,353
Redeemed	(15,410,435)	(5,328,671)

Increase (Decrease) from I Class Capital Share Transactions	(3,472,690)	11,205,063

Investor Class Shares:
Issued	927,403	114,300
Reinvestment of Dividends	73,958	72,479
Redeemed	(952,596)	(43,577)

Increase from Investor Class Capital Share Transactions	48,765	143,202

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,423,925)	11,348,265

Total Increase (Decrease) in Net Assets	(14,541,004)	9,982,074

Net Assets:
Beginning of Year	142,290,753	132,308,679

End of Year	$127,749,749	$142,290,753

Accumulated Net Investment Loss	$(363,793)	$—

Shares Issued and Redeemed:
I Class Shares:
Issued	330,508	350,136
Reinvestment of Dividends	750,104	1,070,470
Redeemed	(1,401,872)	(448,413)

Total Increase (Decrease) in I Class Shares	(321,260)	972,193

Investor Class Shares:
Issued	83,928	9,135
Reinvestment of Dividends	6,944	6,408
Redeemed	(89,119)	(3,632)

Total Increase in Investor Class Shares	1,753	11,911

Net Increase (Decrease) in Shares Outstanding	(319,507)	984,104

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For Share Outstanding Throughout the year ended October 31,
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^	NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DISTRIBUTIONS FROM INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED GAINS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN‡		NET ASSETS, END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS, FEES PAID INDIRECTLY & REIMBURSED FEES)	RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
I Class Shares
2016	$12.27	$(0.03)	$(0.10)	$(0.13)	$—	$(0.82)	$11.32	(0.69)%		$127,013	1.30%		1.30%	(0.27)%	27%
2015	12.46	(0.05)	1.24	1.19	—	(1.38)	12.27	10.43		141,512	1.38	(1)	1.28	(0.38)	40
2014	12.42	(0.06)	0.72	0.66	(0.02)	(0.60)	12.46	5.47		131,663	1.42	(1)	1.28	(0.48)	75
2013	9.87	(0.02)	3.07	3.05	(0.02)	(0.48)	12.42	32.63		128,570	1.42		1.42	(0.14)	50
2012	9.06	(0.04)	1.07	1.03	—	(0.22)	9.87	11.74	††	75,367	1.42		1.81	(0.39)	52
Investor Class Shares
2016	$12.15	$(0.06)	$(0.08)	$(0.14)	$—	$(0.82)	$11.19	(0.79)%		$737	1.55%		1.55%	(0.51)%	27%
2015	12.38	(0.08)	1.23	1.15	—	(1.38)	12.15	10.15		779	1.62	(1)	1.53	(0.63)	40
2014	12.36	(0.09)	0.71	0.62	—	(0.60)	12.38	5.28		646	1.67	(1)	1.53	(0.74)	75
2013	9.82	(0.05)	3.08	3.03	(0.01)	(0.48)	12.36	32.38		579	1.67		1.67	(0.44)	50
2012	9.05	(0.06)	1.05	0.99	—	(0.22)	9.82	11.30	††	223	1.67		5.96	(0.64)	52

^	Calculation using average shares for the period.
‡	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
††	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

Amounts designated as “—“are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the AlphaOne Small Cap Opportunities Fund (the “Fund”). The Fund, which commenced operations on March 31, 2011, is diversified and seeks long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective May 31, 2016, the name of the Fund changed from AlphaOne Micro Cap Equity Fund to AlphaOne Small Cap Opportunities Fund.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 – Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2016, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Classes — Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds in the Trust and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase paid-in capital. For the year ended October 31, 2016, there were no redemption fees retained.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Fund Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund paid $145,384 for these services.

The Fund has adopted a Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of I Class Shares of the Fund.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2016, the Fund earned credits of $60, which were used to offset transfer agent expenses. This amount is included in “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

AlphaOne Investment Services, LLC serves as the Adviser (the “Adviser”) to the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser may, from its own resources, compensate broker dealers whose clients purchase shares of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.50% of the Fund’s average daily net assets until April 1, 2017. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep the Fund’s net operating expenses (excluding excluded expenses) from exceeding 1.42% of the Fund’s average daily net assets. The Adviser intends to continue this voluntary expense limitation until further notice, but may discontinue all or part of it at any time.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the Fund’s total annual fund operating expenses (not including excluded expenses) and the amounts listed above to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. As of October 31, 2016, there were no previously waived and reimbursed fees by the Adviser. The Fund has recaptured all previously waived fees.

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2016, were as follows:

Purchases	Sales and Maturities
$34,231,251	$46,416,336

There were no purchases or sales of long-term U.S. Government securities for the Fund.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. During the fiscal year ended October 31, 2016, the Fund had no permanent differences.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2016 and 2015 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2016	$4,246,109	$5,498,803	$9,744,912
2015	—	14,620,358	14,620,358

For tax purposes, short-term gains are considered ordinary income.

As of October 31, 2016, the components of Distributable Earnings on a tax basis were as follows:

Late Year Loss Deferrals	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total Distributable Earnings
$(363,793)	$3,858,845	$14,566,727	$18,061,779

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2016 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$113,675,045	$21,790,939	$(7,224,212)	$14,566,727

8. Loans of Portfolio Securities:

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in Short-Term Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. The securities lending agent and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Fund records securities lending income net of such allocations. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. In the event of default, the Fund may use the collateral received to offset the position on loan not returned by the borrower. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. As of October 31, 2016, the Fund had no securities on loan.

9. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. Other:

At October 31, 2016, 60% of Investor Class Shares outstanding were held by four shareholders and 32% of I Class Shares outstanding were held by two shareholders on record owning 10% or greater of the aggregate total shares outstanding. 7% of Investor Class Shares outstanding were held by an affiliate of the Investment Adviser.

11. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12. Subsequent Event:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

AlphaOne Small Cap Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AlphaOne Small Cap Opportunities Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AlphaOne Small Cap Opportunities Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2016

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
AlphaOne Small Cap Opportunities Fund, I Class Shares	$1,000.00	$1,042.40	1.30%	$6.67
AlphaOne Small Cap Opportunities Fund, Investor Class Shares	1,000.00	1,041.90	1.55%	7.96

Hypothetical 5% Return
AlphaOne Small Cap Opportunities Fund, I Class Shares	$1,000.00	$1,018.60	1.30%	$6.60
AlphaOne Small Cap Opportunities Fund, Investor Class Shares	1,000.00	1,017.34	1.55%	7.86

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-4-ALPHAONE. The following chart lists Trustees and Officers as of October 31, 2016.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[4]

INTERESTED TRUSTEES[2,3]

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[3]

INDEPENDENT TRUSTEES[2]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager—Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[3]

INDEPENDENT TRUSTEES[2] (continued)

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.	None.

LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012–present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.

JOHN Y. KIM (Born: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014)	None.

BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE SMALL CAP OPPORTUNITIES FUND
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders with an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an 2016, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
56.43%	43.57%	100.00%	30.80%	30.78%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund — AlphaOne Small Cap Opportunities Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of ordinary income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2016.

The AlphaOne Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-4-ALPHAONE

Adviser:

AlphaOne Investment Services, LLC

789 E. Lancaster Avenue

Suite 120

Villanova, PA 19085

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

ACP-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.